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                                                                     EXHIBIT 23

                        Consent of Independent Auditors


We hereby consent to the incorporation by reference in Piccadilly Cafeterias, Inc.'s Registration Statements (Form S-8 No. 33-17737 and Form S-8 No. 33-27793) and in Piccadilly Cafeterias, Inc.'s Registration Statement and related Prospectuses (Form S-3 No. 33-17131) of our report dated June 20, 1997 with respect to the financial statements of Morrison Fresh Cooking, Inc. included in this Form 8-K/A of Piccadilly Cafeterias, Inc.



Ernst & Young, LLP
Atlanta, Georgia
                                                          /s/ ERNST & YOUNG, LLP
                                                          ----------------------
                                                              Ernst & Young, LLP

August 7, 1998